UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023

EVe Mobility Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41167	98-1595236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE		19807
(Address of principal executive offices)		(Zip Code)

(302) 273-0014
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	EVE.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 par value	EVE	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one class A ordinary share at an exercise price of $11.50	EVE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 8, 2023, EVe Mobility Acquisition Corp (the “Company” or “EVe”), issued a press release announcing that it will transfer its listing from The New York Stock Exchange to the NYSE American LLC (“NYSE American”), where it has been approved to list. Following the transfer of listing, EVe will continue to file the same types of periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). EVe anticipates the transfer to the NYSE American to occur on or about June 12, 2023.

EVe will file a Form 8-A with respect to the registration of EVe’s securities on the NYSE American.

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the press release that EVe issued on June 8, 2023.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Important Information and Where to Find It

The Company has filed the Extension Proxy with the SEC. The Company has mailed the Extension Proxy to its shareholders of record as of May 8, 2023 in connection with the Extension Proposal. Investors and shareholders are advised to read the Extension Proxy and any amendments thereto, because these documents will contain important information about the Extension Proposal and The Company. Shareholders will also be able to obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: EVe Mobility Acquisition Corp, 4001 Kennett Pike, Suite 302, Wilmington DE 19807.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies of the Company’s shareholders in connection with the Extension Proposal. Investors and shareholders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the Company and the Extension Amendment in the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2023, Quarterly Report on Form 10-Q filed with the SEC on May 17, 2023 and in the other reports the Company has filed with the SEC, including the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the Company’s ability to enter into a definitive agreement with respect to a proposed business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the ability of the Company to obtain the financing necessary to consummate a potential business combination; the failure to realize the anticipated benefits of a proposed business combination, including as a result of a delay in consummating a proposed business combination; the risk that approval of the Company’s shareholders for the Extension Amendment is not obtained; the level of redemptions made by the Company’s shareholders in connection with the Extension Amendment and a proposed business combination and its impact on the amount of funds available in the Trust Account to complete an initial business combination; the ability of the Company and the Sponsor, to enter into non-redemption agreements; and those factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2023, Quarterly Report on Form 10-Q filed with the SEC on May 17, 2023 and in the other reports the Company has filed with the SEC, including the Extension Proxy. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVe Mobility Acquisition Corp

By:	/s/ Kash Sheikh
Name: Title:	Kash Sheikh Chief Financial Officer

Dated: June 9, 2023